SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                         ________________




                           FORM 8-K


                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 21, 1995



                   FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)



   DELAWARE                   0-9099                59-1670533
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)           Identification
 incorporation)                                        No.)


1750 SOUTH KINGS HIGHWAY
FORT PIERCE, FLORIDA                                   34945-3099
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code: (407) 464-7500













ITEM 5.   OTHER EVENTS.

          Press Release issued June 26, 1995:

FOR IMMEDIATE RELEASE

FLORIDA GAMING CORPORATION ANNOUNCES OPPORTUNITY TO DIVERSIFY ITS
GAMING OPERATIONS BY DEVELOPING CASINOS ON NATIVE AMERICAN LANDS

     FT. PIERCE, FLA., June 26, 1995 -- Florida Gaming Corporation (NASDAQ-Small Cap-"BETS"), which owns and operates a Jai-Alai fronton and intertrack wagering (I.T.W.) facility in Ft. Pierce, Florida, today announced that it has entered into an agreement with Centrum X Corporation, Boca Raton, Florida which gives Florida Gaming the right of first refusal to enter into joint ventures with Centrum X for the development and management of casinos on Native American lands.

     Centrum X is a consulting firm specializing in Native American affairs. It is principally owned by Robert Fredericks, who also serves as its president. Mr. Fredericks has been active in the representation of Native American tribes throughout the United States for more than 25 years.

     Centrum X has entered into an agreement with the Tonkawa Tribe of Oklahoma to build and manage a casino on tribal lands. Centrum X is also currently negotiating for casino management agreements with several other Tribes.

     Under the terms of Florida Gaming's agreement with Centrum X, Florida Gaming has the right of first refusal to enter into a joint venture with Centrum X to build and manage a casino on Tonkawa reservation near Ponca City, Oklahoma. Florida Gaming is currently reviewing this opportunity. If Florida Gaming exercises its right of first refusal, the Tonkawa management agreement will be placed in a newly formed corporation to be owned 80% by Florida Gaming and 20% by Centrum X and its associates.

     W. Bennett Collett, Chairman of Florida Gaming commented:
"The agreement with Centrum X will provide Florida Gaming access to years of groundwork with Tribes laid by Robert Fredericks and Centrum X as well as provide invaluable personal relations with more than a dozen Tribes now engaged in various stages of developing gaming operations. At the same time, Florida Gaming's shareholders will be provided an opportunity to participate in a rapidly developing sector of the gaming industry."

     Centrum X's Robert Fredericks stated: "The agreement with Florida Gaming will bring a new perspective to Native American Gaming. By utilizing the combined resources of Florida Gaming and Centrum X, we will be able to accelerate the development of economic, educational, and health programs which are so important to the Tribes' future.





For any questions contact:
W. Bennett Collett
Chairman or
Timothy L. Hensley
Executive Vice President
(502) 589-2000
(407) 464-7500

     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

     Exhibit 99     Agreement executed June 21, 1995, between
                    Florida Gaming Corporation and Centrum X
                    Corporation.






































                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FLORIDA GAMING CORPORATION



                                       By /s/ Timothy L. Hensley
                                          Timothy L. Hensley
                                          Executive Vice President, Treasurer
                                          and Chief Financial Officer


                                       Date: June 29, 1995